United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 29, 2017

Date of Report (Date of earliest event reported)

Union Bridge Holdings Limited
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55731	32-0440076
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Rm. 1205, 12/F, Harcourt House 39 Gloucester Road Wanchai, Hong Kong	Not applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (852) 2468-3012

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A to the Current Report on Form 8-K originally filed by Union Bridge Holdings Limited on July 6, 2017 (the “Form 8-K”) is filed solely for the purpose of disclosing the resignation of Moana Ho as the Chief Executive Officer and President of the Company on June 29, 2017, which information was inadvertently omitted from the original Form 8-K. There is no change to the other information in the original Form 8-K.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2017, Union Bridge Holdings Limited (the “Company”) received a letter of resignation from Hui Zhou pursuant to which Mr. Zhou resigned as the Chief Financial Officer and a director of the Company. Mr. Zhou indicated that his resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, polices or practices.

Also on June 29, 2017, the Company received a letter of resignation from Moana Ho pursuant to which Ms. Ho resigned as the Chief Executive Officer and President of the Company.

On July 3, 2017, the Company’s Board of Directors appointed Joseph Ho to the Company’s Board of Directors and to be the Company’s Chief Executive Officer and Chief Financial Officer.

Mr. Ho has been the Chairman and owner of Union Glory Gold Limited, a company incorporated in Ontario, Canada involved in mining exploration/development and finance, since January 2012. He has operated the Tudor Gold Property located in the Tudor Township of Ontario, Canada since 2007, including the Addington Gold Property and the Schefferville Iron Ore Project, which are located in Quebec, Canada. Both the Tudor and Addington Gold Properties have been extensively drilled and ore samples assayed. Mr. Ho graduated from Jinan University (Guangzhou) in 1981 with a Bachelor Degree in Economics. Mr. Ho is the father of Moana Ho, the Company’s director.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2018

UNION BRIDGE HOLDINGS LIMITED

By:	/s/ Joseph Ho
Name:	Joseph Ho
Title:	Chief Executive Officer

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